                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 9, 2000


                          Discover Card Master Trust I
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                      0-23108                          51-0020270
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 (State of                    (Commission                      (IRS Employer
Organization)                 File Number)                   Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                               19720
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.    Other Events

                  Series 2000-2. On March 9, 2000, the registrant made available to investors a prospectus supplement and prospectus, each dated March 6, 2000, with respect to the issuance of $750,000,000 aggregate principal amount of Series 2000-2 Floating Rate Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 2000-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-2, to be dated as of March 14, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as
Exhibit 99.

Item 7.    Exhibits

Exhibit No.       Description

Exhibit 99 Prospectus and Prospectus Supplement, each dated March 6, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-2.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Discover Card Master Trust I
                                           (Registrant)


                                           By:  Greenwood Trust Company
                                                (Originator of the Trust)



Date: March 9, 2000                        By:  /s/ John J. Coane
                                              ----------------------------------
                                                John J. Coane
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit     Description                                                   Page
-------     -----------                                                   ----

99          Prospectus and Prospectus Supplement, each dated               5
            March 6, 2000, with respect to the Floating Rate
            Class A Credit Card Pass-Through Certificates and the
            Floating Rate Class B Credit Card Pass-Through
            Certificates of Discover Card Master Trust I, Series
            2000-2.